UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2021 (October 25, 2021)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1271 Avenue of the Americas New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2021, American International Group, Inc. (the “Company” or “AIG”) announced the appointment of Shane Fitzsimons, age 53, AIG’s current Executive Vice President and Chief Administrative Officer, to serve as the Company’s Executive Vice President and Chief Financial Officer (“CFO”), effective January 1, 2022. Mr. Fitzsimons will succeed Mark Lyons, age 65, who was appointed AIG’s Executive Vice President, Global Chief Actuary and Head of Portfolio Management, effective January 1, 2022.

Mr. Fitzsimons joined AIG in July 2019 as Global Head of Shared Services. He has held roles with increasing responsibility, most recently serving as Executive Vice President and Chief Administrative Officer, which included Head of Financial Planning & Analysis. Mr. Fitzsimons also oversaw the implementation of AIG 200 across AIG. Previously, he spent 23 years at GE, 13 of which as an Officer, in operational and financial leadership roles across the United States, Asia, and Europe, including Global Head of Shared Services, Chief Financial Officer for all international operations, Head of Financial Planning and Analysis across GE and Chief Financial Officer of GE Aviation Services. He has been a Fellow of the Institute of Chartered Accountants (FCA) in Ireland since 1993. There are no arrangements or understandings between Mr. Fitzsimons and any other person pursuant to which Mr. Fitzsimons was appointed to serve as CFO. Mr. Fitzsimons has no family relationship with any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Any changes to Mr. Fitzsimons’s compensation arrangements in connection with his appointment will be reflected in an amendment to this Current Report on Form 8-K once determined.

In addition, the Company announced that Elias Habayeb, currently Chief Financial Officer, General Insurance and Deputy Chief Financial Officer, AIG, has been named Chief Financial Officer for AIG’s Life and Retirement business, effective immediately. Mr. Habayeb will continue to serve as AIG’s principal accounting officer through February 2022.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of American International Group, Inc., dated October 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of American International Group, Inc., dated October 25, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: October 27, 2021	By:	/s/ Rose Marie E. Glazer
Name: Rose Marie E. Glazer
Title: Senior Vice President, Corporate Secretary and Deputy General Counsel